SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 16, 2001
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes, Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

     Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the master trust's assets and the collateral certificate for the due period ending
March 27, 2001 and the related payment dates for the notes delivered pursuant to Section 907 of the Indenture.

Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending March 27, 2001 and the related Payment Dates for the Notes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Managing Beneficiary of
                                  Citibank Credit Card Issuance Trust
                                    and
                                as Servicer of
                                  Citibank Credit Card Master Trust I


                              By: /s/ Douglas Morrison
                             --------------------------------
                              Douglas Morrison
                              Vice President

Dated:  April 16, 2001

                          CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending March 27, 2001
==============================================================================

     This Report relates to the Due Period ending March 27, 2001 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     ------------------------------------------------

1. Portfolio Yield for the Collateral Certificate  ........            13.17%

       Yield Component  ...................................            16.90%

       Credit Loss Component  .............................             3.73%

2. New Purchase Rate  .....................................            20.88%

3. Total Payment Rate  ....................................            21.10%

4. Principal Payment Rate  ................................            20.10%

5. Aggregate Amount of Principal Receivables in the Master Trust:

     Beginning of Due Period  ............................  $  52,523,129,930

     Average  ............................................  $  52,069,654,991

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  52,272,056,417

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

         Current  ...........................................  $  48,446,606,968
         5-34 days delinquent  ...........................  $   2,219,709,060
        35-64 days delinquent  ...........................  $     690,410,172
        65-94 days delinquent  ...........................  $     463,968,722
       95-124 days delinquent  ...........................  $     368,656,749
      125-154 days delinquent  ...........................  $     327,201,774
      155-184 days delinquent  ...........................  $     227,881,417

      Current  ...........................................             91.85%
         5-34 days delinquent  ...........................              4.21%
        35-64 days delinquent  ...........................              1.31%
        65-94 days delinquent  ...........................              0.88%
       95-124 days delinquent  ...........................              0.70%
      125-154 days delinquent  ...........................              0.62%
      155-184 days delinquent  ...........................              0.43%



                                      Page 5

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                           For the Due Period Ending March 27, 2001
==============================================================================
                                             Current Due     Current Due
                                             Period on an    Period on a
                                             Actual Basis 1  Standard Basis 1
B. Information Regarding the Collateral Certificate
   ------------------------------------------------
   (Percentage Basis)
  1. Portfolio Yield                                13.17%          13.17%
  2. Weighted Average Note Rate                      5.63%           5.63%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                         0.37%           0.37%
         Others                                      0.00%           0.00%
  4. Surplus Finance Charge Collections              7.17%           7.17%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account     6.84%           6.84%
  6. Required Surplus Finance Charge Amount          0.00%           0.00%
  7. Aggregate Surplus Finance Charge Amount
     minus Required Surplus Finance Charge Amount    7.17%           7.17%

C. Information Regarding the Collateral Certificate
   ------------------------------------------------
   (Dollars Basis)
  1. Total Investor Collections                $ 2,839,413,392 $ 2,839,413,392
         Principal Collections                 $ 2,643,803,494 $ 2,643,803,494
         Finance Charge Collections            $   195,609,898 $   195,609,898
  2. Investor Default Amount                   $    43,049,674 $    43,049,674
  3. Investor Monthly Interest                 $    66,932,026 $    66,932,026
  4. Investor Monthly Fees
         Fixed Servicing Fees                  $     4,054,583 $     4,054,583
         Others                                $        41,250 $        41,250
  5. Surplus Finance Charge Collections        $    81,532,365 $    81,532,365
  6. Required Surplus Finance Charge Collections$            0 $             0
  7. Aggregate Surplus Finance Charge Amount minus
     Required Surplus Finance Charge Amount    $    81,532,365 $    81,532,365






                                 Page 6

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                           For the Due Period Ending March 27, 2001
==============================================================================
D. Information Regarding Notes of Citiseries
   -----------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount ...........$17,000,000,000
       For all Class A notes except Class 2001-A3 (Dakota)....$ 9,000,000,000
       For Class 2001-A3 (Dakota).............................$ 8,000,000,000
  1b.  Class B Outstanding Dollar Principal Amount ...........$   850,000,000
  1c.  Class C Outstanding Dollar Principal Amount ...........$ 1,300,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account ..$    54,684,874
  2b.     Targeted Deposit to Class B Interest Funding Account$     4,415,249
  2c.  Targeted Deposit to Class C Interest Funding Account ..$     7,831,902
  3a.  Balance in the Class A Interest Funding Account  ......$   147,330,293
  3b   Balance in the Class B Interest Funding Account  ......$     8,887,008
  3c   Balance in the Class C Interest Funding Account  ......$    14,623,396
  4a.  Targeted Deposit to Class A Principal Funding Account  $             0
  4b.  Targeted Deposit to Class B Principal Funding Account  $             0
  4c.  Targeted Deposit to Class C Principal Funding Account  $             0
  5a.  Balance in the Class A Principal Funding Account    ...$             0
  5b.  Balance in the Class B Principal Funding Account    ...$             0
  5c.  Balance in the Class C Principal Funding Account    ...$             0
   6.  Targeted Deposit to Class C Reserve Account   .........$             0
   7.  Balance in the Class C Reserve Account     ............$             0

         Data Applicable to all Classes Except 2001-A3 (Dakota)
         ------------------------------------------------------
  8a.  Maximum enhancement amount available to
          Outstanding Class A Notes from Class B Notes   ........$   538,461,900
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount      ...........................      5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ........$   717,948,900
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount        ...........................      7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ........$ 1,133,333,305
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount      ...........................     133.33333%

         Data Applicable to Class 2001-A3 (Dakota)
         -----------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes........$   556,149,600
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount   ....................      6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes........$             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount   ....................            0%




                              Page 7
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                           For the Due Period Ending March 27, 2001
==============================================================================
         Data Applicable to all Classes
         ------------------------------
 10a.  Reduction in the Class A Nominal Liquidation
       Amount resulting from an allocation
       of Investor Charge-Offs      ..........................$             0
 10b.  Reduction in the Class B Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on Class A Notes   ........$             0
 10c.  Reduction in the Class C Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on
       Class A or Class B Notes     ..........................$             0
 11a.  Reimbursement of Class A Nominal Liquidation Amount ...$             0
 11b.  Reimbursement of Class B Nominal Liquidation Amount ...$             0
 11c.  Reimbursement of Class C Nominal Liquidation Amount ...$             0

E. Information Regarding Distributions to Noteholders of Citiseries
   ----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates       .................$    62,780,388
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates       .................$     7,169,068
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates       .................$    10,898,396
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Notes       ....$             0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Notes       ....$             0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Notes       ....$             0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Notes      ......$    62,780,388
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Notes      ......$     7,169,068
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Notes      ......$    10,898,396
   4a. The amount, if any, by which the Adjusted Outstanding
          Dollar Principal Amount of the Class A Notes exceeds
          the Class A Nominal Liquidation Amount as of the Record
          Date with respect to the applicable Payment Dates .....$             0
   4b. The amount, if any, by which the Adjusted Outstanding
          Dollar Principal Amount of the Class B Notes exceeds
          the Class B Nominal Liquidation Amount as of the Record
          Date with respect to the applicable Payment Dates .....$             0
   4c. The amount, if any, by which the Adjusted Outstanding
          Dollar Principal Amount of the Class C Notes exceeds
          the Class C Nominal Liquidation Amount as of the Record
          Date with respect to the applicable Payment Dates .....$             0


                                   Page 8
                          CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                           For the Due Period Ending March 27, 2001
==============================================================================
F. Information Regarding Notes of Citiseries2
   ---------------------------------------------------------
 (Individual Tranche Basis)

     1. Outstanding Dollar Principal Amount; Interest Payments and Deposits to Interest Funding Sub-Accounts

  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  Class/       Outstanding      Monthly       Targeted      Actual        Cumulative     Interest      Interest
  Tranche      Dollar           Accretion     Interest      Interest      Shortfall in   Funding       Payment On
               Principal                      Monthly       Monthly       Interest       Sub-Account   Payment Date
               Amount                         Deposit       Deposit       Funding        Balance
                                                                          Sub-Account
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-A1      1,500,000,000          0        7,148,866     7,148,866           0                0     52,865,556
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-A2      3,000,000,000          0       15,015,000    15,015,000           0       27,755,000              0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-A3      1,000,000,000          0        4,806,800     4,806,800           0       23,893,030              0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-B1        350,000,000          0        1,717,940     1,717,940           0        1,717,940              0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-B2        150,000,000          0          790,500       790,500           0
                                                                                         0             2,223,281
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-C1        600,000,000          0        3,725,000     3,725,000           0        3,725,000              0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2000-C2        200,000,000          0        1,125,111     1,125,111           0                       3,164,375
                                                                                         0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2001-B1        350,000,000          0        1,906,809     1,906,809           0                0
                                                                                                       4,945,787
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2001-C1        500,000,000          0        2,981,791     2,981,791           0                0
                                                                                                       7,734,021
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2001-A1      1,250,000,000          0        6,393,750     6,393,750           0       11,818,750              0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2001-A2      2,250,000,000          0       11,405,625    11,405,625           0       21,083,125              0
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------
  2001-A3      8,000,000,000          0        9,914,832     9,914,832           0                0      9,914,832
  ------------ ---------------- ------------- ------------- ------------- -------------- ------------- --------------



2.       Principal Payments and Deposits to Principal Funding Sub-Accounts

  ------------------------ ----------------- ----------------- ----------------- ----------------- ------------------
  Class/Tranche            Targeted          Actual            Cumulative        Principal         Principal Payment
                           Principal         Principal         Shortfall in      Funding           On Payment Date
                           Monthly Deposit   Monthly Deposit   Principal         Sub-Account
                                                               Funding           Balance
                                                               Sub-Account
                                             ----------------- ----------------- ----------------- ------------------
  ------------------------ ----------------- ----------------- ----------------- ----------------- ------------------

  ------------------------ ----------------- ----------------- ----------------- ----------------- ------------------
  ------------------------ ----------------- ----------------- ----------------- ----------------- ------------------
  Nothing to Report        For This Period
  ------------------------ ----------------- ----------------- ----------------- ----------------- ------------------



3.       Deposits to and Withdrawals from Class C Reserve Sub-Accounts

  ------------------------ ---------------- ------------------ ------------------ ----------------- -----------------
  Class/Tranche            Targeted         Actual Deposit     Cumulative         Withdrawals from  Class C
                           Deposit to       to Class C         Shortfall in       Class C           Reserve
                           Class C          Reserve            Class C            Reserve           Sub-Account
                           Reserve          Sub-Account        Reserve            Sub-Account       Balance
                           Sub-Account                         Sub-Account
                                            ------------------ ------------------ ----------------- -----------------
  ------------------------ ---------------- ------------------ ------------------ ----------------- -----------------

  ------------------------ ---------------- ------------------ ------------------ ----------------- -----------------
  ----------------------------------------- ------------------ ------------------ ----------------- -----------------
  Nothing to Report for This Period
  ----------------------------------------- ------------------ ------------------ ----------------- -----------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
 CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                           For the Due Period Ending March 27, 2001
==============================================================================

     4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of Class B and Class C Subordinated Amounts


  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  Class/       Maximum         Maximum         Class A Usage     Class A Usage     Cumulative      Cumulative
  Tranche      Enhancement     Enhancement     of Class B        of Class C        Class A Usage   Class A Usage
               Amount          Amount          Subordinated      Subordinated      of Class B      of Class C
               Available       Available       Amount for        Amount for        Subordinated    Subordinated
               from Class B    from Class C    this Due Period   this Due Period   Amount          Amount
               Notes           Notes
                                               ----------------- ----------------- --------------- ----------------
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  2000-A1       89,743,650     119,658,150
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  2000-A2      179,487,300     239,316,300
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  2000-A3       59,829,100      79,772,100
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  2001-A1       74,786,375      99,715,125
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  2001-A2      134,615,475     179,487,225
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------
  2001-A3                0     556,149,600
  ------------ --------------- --------------- ----------------- ----------------- --------------- ----------------


5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of Class C Subordinated Amount

  --------------------------------- -------------------------- --------------------------- ----------------------
  Class/Tranche                     Maximum Enhancement        Class B Usage of Class C    Cumulative Class B
                                    Amount Available from      Subordinated Amount for     Usage of Class C
                                    Class C Notes              this Due Period             Subordinated Amount
                                                               --------------------------- ----------------------
  --------------------------------- -------------------------- --------------------------- ----------------------
               2000-B1                   466,666,655
                                    -------------------------- --------------------------- ----------------------
  --------------------------------- -------------------------- --------------------------- ----------------------
               2000-B2                     199,999,995
  --------------------------------- -------------------------- --------------------------- ----------------------
  --------------------------------- -------------------------- --------------------------- ----------------------
               2001-B1                     466,666,655
  --------------------------------- -------------------------- --------------------------- ----------------------


6.       Reductions of and Reimbursements to Nominal Liquidation Amount

  -------------- --------------- -------------------- ------------------- -------------------- ------------------
  Class/ Tranche Reduction       Reduction            Cumulative          Cumulative           Reimbursement of
                 Resulting       Resulting from a     Reduction           Reduction Resulting  prior reductions
                 from an         Reallocation of      Resulting from an   from a Reallocation  of Nominal
                 Allocation      Principal            Allocation of       of Principal         Liquidation
                 of Investor     Collections to       Investor            Collections to pay   Amount for this
                 Charge-offs     pay interest on      Charge-offs (net    interest on senior   Due Period
                 for this Due    senior classes of    of Reimbursements)  classes of Notes
                 Period          Notes for this                           (net of
                                 Due Period                               Reimbursements)
  -------------- --------------- -------------------- ------------------- -------------------- ------------------
  ------------------------------ -------------------- ------------------- -------------------- ------------------
  Nothing to Report for This
  Period
  ------------------------------ -------------------- ------------------- -------------------- ------------------

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __6th__ day of April 2001.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                      and
                                As Servicer of Citibank Credit Card
                                   Master Trust I


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Authorized Representative

     -------- 1 Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for Current Due Period on a Standard Basis reflect activity for the entire current due period, as if all Notes had already been outstanding prior to the first day of such due period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day counts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from February 24, 2001 to March 27, 2001, 32 days, or March 6, 2001 to April 5, 2001, 31 days (standard basis).


     2 The information reported is for the Due Period ending March 27, 2001 and giving effect to all Deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.